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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 12, 2010


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                    0-53163              26-1424764
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(State Or Other Jurisdiction       (Commission         (IRS Employer
Of Incorporation)                  File Number)       Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND       21236
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(Address Of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On January 12, 2010, BCSB Bancorp, Inc. (the "Company") announced that on January 12, 2010 its subsidiary, Baltimore County Savings Bank, F.S.B. (the "Bank") entered into a definitive Purchase and Assumption Agreement (the "Agreement") with American Bank ("American") under which the Bank will sell four branch offices, located at 6335 Baltimore National Pike, Catonsville, Maryland, 9416 Baltimore National Pike, Ellicott City, Maryland, 4228 Harford Road, Baltimore, Maryland, and 9231 Lakeside Boulevard, Owings Mills, Maryland (collectively, the "Branches"), to American. The agreement provides that American will assume the deposits associated with the Branches, which totaled approximately $81 million at December 31, 2009. Under the agreement, American will purchase the personal property, furniture, fixtures, leasehold improvements and equipment located at the Branches and the Bank's right, title and interest in and to the real property on which the Hamilton Branch is located and the buildings and improvements situated thereon. American also will assume the leases for the premises for the Catonsville, Ellicott City and Owings Mills Branches. American will pay a premium equal to the lesser of 2% of the deposit liabilities it assumes or $1,350,000. The foregoing description of the Agreement is qualified by reference to the copy of the Agreement included as Exhibit 2.1.

         For more information, reference is made to the Company's press release dated January 12, 2010, a copy of which is attached to this Report as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         (D)    EXHIBITS

                Number            Description
                ------            -----------

                Exhibit 2.1* Purchase and Assumption Agreement dated January 12, 2010, by and between American Bank and Baltimore County Savings Bank, F.S.B.

                Exhibit 99.1      Press Release dated January 12, 2010
                -------------------
                * The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BCSB BANCORP, INC.



Date: January 13, 2010                By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President and Chief Executive Officer